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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                   FORM 8-K
                                 _____________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  October 4, 2001




                                Friedman's Inc.
            (Exact name of registrant as specified in its charter)




           Delaware                      0-22356                 58-2058362
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)




                              4 West State Street
                           Savannah, Georgia  31401
                   (Address of principal executive offices)

                                (912) 201-6103
             (Registrant's telephone number, including area code)








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Item 9.  Regulation FD Disclosure.

     Attached hereto as Exhibit 99.1 is the text of a management presentation delivered by Friedman's Inc. on October 4, 2001.

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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Friedman's Inc.
                                             (Registrant)



Date: October 3, 2001                        By: /s/ Victor M. Suglia
                                                 -----------------------
                                                 Victor M. Suglia
                                                 Senior Vice President,
                                                 Chief Financial Officer
                                                 and Secretary

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